SSGA FUNDS

SUPPLEMENT DATED MAY 18, 2018 TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED DECEMBER 19, 2017

	Class N (formerly, Institutional Class)	Class A	Class I	Class K
SSGA Fixed Income Fund
SSGA HIGH YIELD BOND FUND	SSHYX	SSHGX	SSHJX	SSHKX
SSGA Domestic Equity Funds
SSGA DYNAMIC SMALL CAP FUND	SVSCX	SSSDX	SSSJX	SSSKX
SSGA S&P 500 INDEX FUND	SVSPX	N/A	N/A	N/A
SSGA International Equity Funds
STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	SSEMX	SSELX	SSEOX	SSEQX
SSGA INTERNATIONAL STOCK SELECTION FUND	SSAIX	SSILX	SSIPX	SSIQX

Effective immediately, the SAI is supplemented as follows:

The following paragraph is added to page 13 of the SAI under the heading “ADDITIONAL INVESTMENTS AND RISKS”:

Special Risk Considerations of Investing in China.

Certain Funds may invest in securities of Chinese issuers. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unavailability of consistently-reliable economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, embargoes and other trade limitations, (xv) restrictions on foreign ownership, and (xvi) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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